UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:

(Date of earliest event reported)

May 11, 2007

CHAPARRAL STEEL COMPANY

(Exact name of registrant as specified in charter)

Delaware	000-51307	20-2373478
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Ward Road

Midlothian, Texas 76065

(Address of principal executive offices and zip code)

(972) 775-8241

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Section 1—Registrant’s Business and Operations

Item 1.01    Entry Into a Material Definitive Agreement

Effective as of April 30, 2007, 1201/5400 Elm Corporation, a Delaware corporation (the “Guarantor”) and wholly-owned subsidiary of Chaparral Steel Company (“Chaparral”), entered into a Guaranty (the “Guaranty”) in connection with that certain Credit Agreement, dated June 16, 2005, among Chaparral and the lenders party thereto (the “Lenders”), and Bank of America, N.A., as the Administrative Agent, Swing Line Lender and L/C Issuer. In addition, effective as of that same date, the Guarantor entered into a Security Agreement (the “Security Agreement”) in favor of the Lenders and certain other parties. The Guaranty and Security Agreement are attached as exhibits hereto and incorporated herein by reference.

Section 9-Financial Statements and Exhibits

Item 9.01    Financial Statements and Exhibits

(d)	Exhibits

4.1	Guaranty, dated April 30, 2007.

4.2	Security Agreement, dated April 30, 2007.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHAPARRAL STEEL COMPANY

Date: May 16, 2007	By:	/s/ Robert E. Crawford, Jr.
Robert E. Crawford, Jr.
Vice President, General Counsel and Secretary

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EXHIBIT INDEX

Exhibit Number	Description

4.1	Guaranty, dated April 30, 2007.

4.2	Security Agreement, dated April 30, 2007.